SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)        October 21, 2003
                                                        ------------------------




                             LINENS 'N THINGS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                  1-12381                 22-3463939
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
  of Incorporation)                File Number)            Identification No.)




6 Brighton Road, Clifton, New Jersey                             07015
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)




Registrant's telephone number, including area code      (973) 778-1300
                                                        ------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 12.    Results of Operations and Financial Condition

Attached and being furnished hereby as Exhibit 99.1 is a copy of a press release of Linens 'n Things, Inc. (the "Company") dated October 21, 2003, reporting Company's sales and earnings results for the third quarter of 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                LINENS 'N THINGS, INC.



Dated:   October 21, 2003                       By:    /s/William T. Giles
                                                       -------------------
                                                Name:  William T. Giles
                                                Title: Executive Vice President,
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1            Press Release of Linens 'n Things, Inc., dated October 21, 2003.